EXECUTIVE SECURITIES AGREEMENT

THIS EXECUTIVE SECURITIES AGREEMENT is made as of May 18, 2004 by and between GEO Holdings Corp., a Delaware corporation (the "Company"), and Ernest C. English (the "Executive"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Section 7 hereof.

WHEREAS, the Executive is the owner of fully vested and exercisable stock options to acquire 112,500 shares of Gundle/SLT Environmental, Inc. ("Target") common stock, par value $.01 per share ("Target Common"), with an aggregate strike price of $484,990 (the "Old Options");

WHEREAS, (i) the Executive desires to contribute a portion of the Old Options held by the Executive pursuant to this Agreement, (ii) certain other executives of Target (the "Other Executives") desire to contribute a portion of the Old Options held by such Other Executives, each to the Company in exchange for the Company's issuance to each of the Executive and the Other Executives of certain options to acquire the capital stock of the Company pursuant to the GEO Holdings Corp. 2004 Stock Option Plan, as approved by the board of directors and the stockholders of the Company (a copy of which is attached hereto as Exhibit A) (the "Plan"); and

WHEREAS, certain provisions of this Agreement are intended for the benefit of, and shall be enforceable by, Code Hennessy & Simmons IV LP.

NOW THEREFORE, in consideration of the terms and conditions contained herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Substitution of Options.

(a) Immediately prior to the consummation of the Merger, the Executive shall present, contribute, and deliver, free and clear of all liens, to the Company instruments evidencing Old Options to acquire 45,000 shares of Target Common, and such instruments shall be accompanied by instruments of transfer duly executed in blank, and, thereupon, the Company will, and in consideration thereof, grant and deliver to the Executive, pursuant to the Plan, a fully vested option to purchase 45,000 shares of Common Stock (the "Rollover Option") with an exercise price of $2.54 per share (the "Exercise Price"); provided, that the specific Old Options contributed by Executive to the Company pursuant to this Section 1(a) shall be determined by the Executive in his reasonable discretion. The Rollover Option shall expire at the close of business on May 18, 2014 (the "Expiration Date"), subject to earlier expiration as provided in Section 2 below. The Rollover Option (and the Common Stock issuable upon the exercise thereof) and any other capital stock of the Company and any other option or right to acquire the Company's capital stock the Executive may otherwise acquire from time to time shall be referred to herein as the "Executive Securities."

(b) All shares of Target Common and all Old Options (other than those contributed pursuant to Section 1(a) above) held by the Executive shall be cancelled pursuant to the Merger and shall be entitled to the applicable consideration described in the Merger Agreement.

(c) In connection with the issuance of the Executive Securities hereunder, Executive represents and warrants to the Company that:

(i) The Executive Securities to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and the Executive Securities shall not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

(ii) Executive is an executive officer of the Company and is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Securities.

(iii) Executive is able to bear the economic risk of his investment in the Executive Securities for an indefinite period of time because the Executive Securities has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

(iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Securities and, to his knowledge, has had full access to such other information concerning the Company as he has requested. Executive has reviewed, or has had an opportunity to review, a copy of the Merger Agreement and Executive is familiar with the transactions contemplated thereby. Executive has also reviewed, or has had an opportunity to review, the following documents in the form that each was provided to him by the Company: (A) the Company's Certificate of Incorporation and Bylaws and (B) the loan agreements, notes and related documents with the Company's lenders.

(v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles), and the execution, delivery and performance of this Agreement by Executive do not violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

(vi) Executive has not taken any action that constitutes a conflict with, violation or breach of, and the execution and delivery of this Agreement and the other agreements contemplated hereby will not conflict with, violate or cause a breach of, any

noncompete, nonsolicitation or confidentiality agreement to which Executive is a party or by which Executive is bound.

(vii) Executive is a resident of the state of Texas.

(d) As an inducement to the Company to issue the Executive Securities to Executive, as a condition thereto, Executive acknowledges and agrees that neither the issuance of the Executive Securities to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time.

(e) Executive owns the Old Options referred to in Section 1(a) above, free and clear of all liens, encumbrances, security interests, voting agreements, voting trusts or other arrangements or restrictions, such Old Options have not been exercised, and upon delivery of the instruments evidencing the Old Options as provided in Section 1(a) above, Executive shall transfer to the Company good and valid title thereto, free and clear of all liens, encumbrances, security interests, adverse claims, voting agreements, voting trusts and other arrangements or restrictions.

2. Terms of Rollover Option.

(a) Procedure for Exercise. The Executive may exercise all or any portion of the outstanding Rollover Option held by the Executive, at any time and from time to time prior to the Expiration Date, by (a) delivering written notice to the Company (to the attention of the Company's Secretary), (b) paying to the Company an amount in cash (the "Rollover Option Price") equal to the product of (i) the Exercise Price multiplied by (ii) the number of shares Executive shall acquire pursuant to the exercise of the Rollover Option, and (c) delivering the Executive's written acknowledgement that the Executive has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to the Executive regarding the Company. The Rollover Option Price shall be paid by certified check or wire transfer of immediately available funds. In lieu of payment of the Rollover Option Price in cash, the Rollover Option (or any portion thereof) may be exercised by being exchanged in whole or in part at any time or from time to time, prior to its expiration, for a number of shares of Common Stock having an aggregate value on the date of such exercise (with the value of each share of Common Stock stipulated to be $18.50 for purposes of this Section 2(a)) equal to the difference between (x) the value of the number of shares of Common Stock designated by Executive on the date of the exercise (the "Designated Shares") (with the value of each share of Common Stock stipulated to be $18.50 for purposes of this Section 2(a)), and (y) the aggregate exercise price of the Rollover Option otherwise payable by Executive for the Designated Shares. After any such exercise, the number of shares of Common Stock for which the Rollover Option is exercisable shall be reduced by the number of Designated Shares. As a condition to any exercise of a Rollover Option, the Executive shall permit the Company to deliver to the Executive all financial and other information regarding the Company it believes

necessary to enable the Executive to make an informed investment decision, and the Executive shall make all customary investment representations which the Company requires.

(b) Sale of the Company. Subject to the provisions of Section 4 of the Stockholders Agreement, any portion of the Rollover Option which is not exercised prior to or in connection with the Sale of the Company shall be forfeited, unless otherwise determined by the Board.

(c) Non-Transferability of Option. The Rollover Option is personal to the Executive and is not transferable by the Executive other than by will or the laws of descent and distribution or as permitted pursuant to Section 5 hereof. During the Executive's lifetime only the Executive (or the Executive's guardian or legal representative or permitted assigns) may exercise the Rollover Option. In the event of the Executive's death, the Rollover Option may be exercised only by the executor or administrator of the Executive's estate or the Person or Persons to whom the Executive's rights under the Rollover Option shall pass by will or the laws of descent and distribution.

(d) Conformity with Plan. The Rollover Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. The Executive acknowledges his receipt of the Plan and agrees to be bound by all of the terms of the Plan.

(e) Withholding of Taxes. The Company shall be entitled to withhold from the Executive from any amounts due and payable by the Company to the Executive (or secure payment from the Executive in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable upon exercise of the Rollover Option, and the Company may defer such issuance unless indemnified by the Executive to its satisfaction.

(f) Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of the Company's Common Stock (an "Adjustment Transaction"), the Board shall, in order to prevent the dilution or enlargement of rights under the Rollover Option, make such adjustments in the number and type of shares covered by the Rollover Option and the exercise price specified herein as may be determined to be appropriate and equitable to avoid diminution of the intrinsic value of the Rollover Option. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Rollover Option; provided, that neither CHS nor any of its Affiliates may purchase from the Company any securities of the Company for a price less than the fair market value of such securities as determined in good faith by the Board.

(g) Automatic Termination of Rollover Option. The unexercised portion of any Rollover Option shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

(i) the Expiration Date;

(ii) the expiration of 10 calendar days from the date that the Executive ceases to be an employee of the Company or any of its subsidiaries, if such termination is pursuant to a Termination for Cause: "Termination for Cause" shall mean any termination of the Executive initiated by the Company or any of its subsidiaries or affiliates as a result of the Executive's taking any action constituting Cause as defined herein; or

(iii) the date on which the Rollover Option or any part thereof or right or privilege relating thereto is transferred in violation of Section 2(c) hereof.

The Rollover Option shall not be affected by any change of duties or position of the Executive (including a transfer to or from the Company or one of its subsidiaries), so long as such Executive continues to be an employee of the Company or one of its subsidiaries.

3. Mandatory Repurchase.

(a) Mandatory Repurchase. In the event Executive ceases to be employed by the Company and its Subsidiaries (the "Company Group") because of a termination by the Company Group for Cause (a "For Cause Separation"), either the Company or CHS (as provided below) shall repurchase, and the Executive shall sell, the Rollover Option (whether the Rollover Option is held by Executive or one or more of Executive's transferees) pursuant to the terms and conditions set forth in this Section 3 (the "Mandatory Repurchase"); provided, however, that, without limiting any rights of the Company and CHS under Section 4 hereof, such repurchase shall not be required in the event that Executive has exercised the Rollover Option during the 10-day period after the For Cause Separation.

(b) Mandatory Repurchase Price. The purchase price for the Rollover Option repurchased pursuant to this Section 3 shall equal the Original Cost of such Rollover Option.

(c) Mandatory Repurchase Procedure.

(i) In connection with the Mandatory Repurchase, the Company shall deliver written notice (the "Mandatory Repurchase Notice") to the holder or holders of the Rollover Option and to CHS within 20 days after the For Cause Separation setting forth (1) whether the Company shall repurchase the Rollover Option and the Rollover Option to be acquired, and, (2) if the Company shall make such repurchase, the aggregate consideration to be paid for the Rollover Option and the time and place for the closing of the transaction. If the Mandatory Repurchase Notice states that the Company shall not make the Mandatory Repurchase, then, within 20 days of receipt of the Mandatory Repurchase Notice, CHS shall deliver a notice to the holders of the Rollover Option and the Company within 20 days after

receipt of the Mandatory Repurchase Notice setting forth the party who will make the Mandatory Purchase the ("CHS Designee"), the Rollover Option to be acquired from the holder or holders thereof, the aggregate consideration to be paid for the Rollover Option and the time and place for the closing of the transaction (the "CHS Mandatory Repurchase Notice").

(d) The closing of the purchase of the Rollover Option pursuant to the Mandatory Repurchase shall take place on the date designated by the Company or CHS in the Mandatory Repurchase Notice or CHS Mandatory Repurchase Notice, which date shall not be more than 20 days nor less than five days after the delivery of the later of either such notice to be delivered. Notwithstanding the date upon which the closing occurs, the date upon which the repurchase shall be effective (the "Mandatory Repurchase Date") shall be the Date of Termination. The Company and/or the CHS Designee shall pay for the Rollover Option to be purchased pursuant to the Mandatory Repurchase by delivery of a check or wire transfer of funds; provided that if a cash payment would violate any loan agreement with a lender of the Company Group, then the Company may make such payment by a subordinated promissory note bearing interest at a rate per annum equal to the "prime rate" plus two (2) percentage points as listed in The Wall Street Journal in its "Money Rates" section on the Date of Termination and payable in equal monthly installments over a 36-month period. The purchasers of the Rollover Option hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of the Rollover Option (including representations and warranties regarding good title to the Rollover Option, free and clear of any liens or encumbrances) and to require each seller's signatures be guaranteed by a national bank or reputable securities broker.

4. Repurchase Option.

(a) Repurchase Option. In the event Executive ceases to be employed by the Company Group for any reason (a "Separation"), then any Executive Securities not required to be repurchased pursuant to the Mandatory Repurchase (whether held by Executive or one or more of Executive's transferees) shall be subject to repurchase by the Company and CHS (or any of its affiliates) pursuant to the terms and conditions set forth in this Section 4 (the "Repurchase Option").

(b) Repurchase Price. The purchase price for each Executive Security shall equal the greater of (a) the Original Cost of such Executive Security and (b) the Fair Market Value for such Executive Security; provided that if Executive's employment is terminated by the Company for Cause, then the purchase price for each Executive Security shall equal the lower of (x) the Original Cost of such Executive Security or (y) the Fair Market Value for such Executive Security.

(c) Repurchase Procedure.

(i) In connection with any exercise of the Repurchase Option, the Board may elect to purchase all or any portion of the Executive Securities by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities as the

Board elects to purchase within 60 days after the Separation. The Repurchase Notice shall set forth the number of Executive Securities to be acquired from each holder of Executive Securities, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction.

(ii) If for any reason the Company does not elect to purchase all of the Executive Securities pursuant to the Repurchase Option, CHS shall be entitled to exercise the Repurchase Option for the Executive Securities the Company has not elected to purchase (the "Available Securities"). As soon as practicable after the Company has determined that there will be Available Securities, but in any event within 30 days after the Separation, the Company shall give written notice (the "Option Notice") to CHS setting forth the number of Available Securities and the purchase price for the Available Securities. CHS may elect to purchase any or all of the Available Securities by giving written notice to the Company within 30 days after the Option Notice has been given by the Company setting forth the number of securities CHS shall purchase, the aggregate purchase price and the time and place of the closing of the transaction (the "CHS Option Notice").

(iii) The closing of the purchase of the Executive Securities pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or CHS Option Notice, which date shall not be more than 30 days nor less than five days after the delivery of the later of either such notice to be delivered. Notwithstanding the date upon which the closing occurs, the date upon which the repurchase shall be effective (the "Repurchase Date") shall be the Date of Termination. The Company and/or CHS shall pay for the Executive Securities to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds; provided that if a cash payment would violate any loan agreement with a lender of the Company Group, then such payment will be paid in a manner that does not violate the loan agreement, including, if the following would not violate the loan agreement, by a subordinated promissory note bearing interest at a rate per annum equal to the "prime rate" plus two (2) percentage points as listed in The Wall Street Journal in its "Money Rates" section on the Date of Termination and payable in equal monthly installments over a five (5) year period. If any restrictions in any loan agreement with a lender of the Company Group prohibit (i) the repurchase of Executive Securities hereunder which the Company is otherwise entitled or required to make or (ii) dividends or other transfers of funds from one or more subsidiaries to the Company to enable such repurchases, then the Company may make such repurchases as soon as it is permitted to make repurchases or receive funds from subsidiaries under such restrictions. The purchasers of Executive Securities hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of securities (including representations and warranties regarding good title to such securities, free and clear of any liens or encumbrances) and to require all sellers' signatures be guaranteed by a national bank or reputable securities broker.

5. Restrictions on Transfer.

(a) General. The Executive shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "Transfer") any interest in any Executive Securities without the prior written consent of the Company; except, the Executive shall be entitled to Transfer Executive Securities pursuant to the terms and conditions of Section 3, Section 4 and Section 6 of this Agreement and pursuant to the terms and conditions of Sections 2(c), 2(d) or 4 of the Stockholders Agreement.

(b) Legend. The certificates representing the Executive Securities shall bear the following legend:

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ____________, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE SECURITIES AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE NAMED THEREIN DATED AS OF MAY 18, 2004, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

(c) Opinion of Counsel. No holder of Executive Securities may sell, transfer or dispose of any Executive Securities (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the 1933 Act and applicable state securities laws is required in connection with such transfer.

6. Open Market Transactions. If the Board, CHS and the holders of a majority of the outstanding shares of Common Stock approve an initial public offering of Common Stock (the "Initial Public Offering") pursuant to an effective registration statement under the Securities Act, the Executive shall not sell any Executive Securities in Public Sales; provided that, notwithstanding anything to the contrary herein, if CHS or its Affiliates (the "CHS Group") sells any shares of Common Stock it or they then hold (the "CHS Shares") in a Public Sale, the Executive may also sell Executive Securities held by the Executive in Public Sales in a percentage equal to or less than the percentage of CHS Shares so sold by the CHS Group.

7. Definitions.

"Affiliate" means, as to any specified Person, (i) any shareholder, equity owner, officer, or director of such Person and their family members or (ii) any other Person which, directly or indirectly or indirectly, controls, is controlled by, employed by or is under common control with, any of the foregoing. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" means this Executive Securities Agreement, as amended from time to time pursuant to its terms.

"Board" means the Company's Board of Directors.

"Cause" means the Executive's (A) taking any action constituting "Cause" as defined in Executive's Employment Agreement or, (B) if and only if no such definition within such Employment Agreement is in effect on the date hereof, the Executive's (i) commission (as determined in good faith by the Board or a committee thereof) of a crime or criminal offense involving theft, fraud, embezzlement or other felony or otherwise involving dishonesty with respect to the Company, (ii) willful refusal, without proper legal cause, to perform his duties and responsibilities as contemplated in the Executive's Employment Agreement or otherwise part of Executive's job description, (iii) engaging (A) in activities which would constitute a material breach of a material term of the Executive's Employment Agreement, the Company's Code of Ethics, the Company's policies and regulations, including but not limited to, policies regarding trading in the Common Stock or reimbursement of business expenses or any other applicable policies, rules or regulations of the Company, or (B) in improper conduct which would result in a material injury to the business, condition (financial or otherwise), results of operations or prospects of the Company or its Affiliates (as determined in good faith by the Board or a committee thereof), (iv) willful misconduct injurious to the Company, or (v) conduct tending to bring the Company into substantial public disgrace or disrepute; provided, however, that no termination pursuant to clause (ii) hereof shall become effective unless Executive shall have failed to cure such Cause to the satisfaction of the Board or the Parent Board in their sole discretion within thirty (30) days after receiving a notice of termination detailing the alleged Cause.

"CHS" means Code Hennessy & Simmons IV LP.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Stock" means the Company's common stock, par value $.01 per share.

"Date of Termination" means (i) if the Executive's employment is terminated by the Company, the effective date of termination as specified in the written notice from the Company to the Executive terminating the Executive's employment, (ii) if the Executive's employment is terminated by the Executive, the date the Company receives notice from the

Executive terminating the Executive's employment or (iii) if Executive's employment is terminated other than pursuant to (i) or (ii), then the date determined in good faith by the Board.

"Disability" means an illness or other disability which prevents the Executive from discharging his responsibilities under the Executive's Employment Agreement or otherwise part of Executive's job description for a period of 180 consecutive calendar days or an aggregate of 180 calendar days in any calendar year, all as determined in good faith by the Board (or a committee thereof).

"EBITDA" means, for any period of determination, an amount equal to the Company's consolidated net income for such period plus, to the extent deducted in determining such consolidated net income, interest expense, income tax expense, depreciation expense and amortization expense, determined on a consolidated basis in accordance with United States generally accepted accounting principals.

"Employment Agreement" means the Executive Employment Agreement, if any, between the Company and Executive, as amended from time to time pursuant to its terms.

"Executive Securities" shall continue to be Executive Securities in the hands of any holder other than Executive (except for the Company and CHS and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Securities shall succeed to all rights and obligations attributable to Executive as a holder of Executive Securities hereunder. Executive Securities shall also include shares of the Company's capital stock issued with respect to Executive Securities by way of a stock split, stock dividend or other recapitalization. By way of clarification, notwithstanding any implication to the contrary herein, the Rollover Option shall be treated as Executive Securities for purposes of this Agreement.

"Fair Market Value" of each share of Executive Securities that is Common Stock means the average of the closing prices of the sales of the Company's Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value of a share of the Common Stock shall be equal to the result of (A) six (6) multiplied by (B) the Company's EBITDA for the twelve complete months preceding the date of determination, divided by (C) the total number of shares of Common Stock outstanding at such

date on a fully-diluted basis. The Fair Market Value of any Executive Security that is an option to purchase Common Stock shall be the Fair Market Value of the Common Stock for which such option is exercisable (determined as set forth above) minus the aggregate exercise price of such option.

"Good Reason" (A) has the meaning given to such term under Executive's Employment Agreement or (B) if and only if no such definition within such Employment Agreement is in effect on the date hereof, means, in connection with a voluntary termination by the Executive, that without his written consent, (i) a material diminution of the Executive's title, authority, status or responsibilities; (ii) a material breach by the Company of the Executive's Employment Agreement; (iii) the Company requires Executive to locate his office to a location outside a thirty mile radius of the Houston, Texas metropolitan area without the consent of Executive, which consent will not be unreasonably withheld; or (iv) Executive dies or becomes permanently disabled; provided, however, that the Company shall have the opportunity to cure the reasons contained in clauses (i), (ii) or (iii) for thirty (30) days following receipt by the Company of a notice of termination from Executive detailing the alleged Good Reason.

"Liquidity Event" means a Sale of the Company or a Public Offering.

"Merger" has the meaning given to such term in the Merger Agreement.

"Merger Agreement" means the Plan and Agreement of Merger, dated as of December 31, 2003, between the Company, GEO Sub Corp. and Target, as amended from time to time pursuant to its terms.

"1933 Act" means the Securities Act of 1933, as amended from time to time.

"Original Cost" of each Rollover Option shall be equal to $18.50 minus the Exercise Price (each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations). The Original Cost of a share of Common Stock acquired pursuant to an exercise of the Rollover Option shall be equal to $18.50 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations). The Original Cost of any Executive Security other than a Rollover Option or Common Stock acquired upon exercise of a Rollover Option shall be equal to the purchase price of such Executive Security.

"Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust (including any beneficiary thereof), a joint venture, an unincorporated organization, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

"Public Offering" means the sale, in an underwritten public offering registered under the 1933 Act, of shares of the Company's Common Stock.

"Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 or Rule 144A promulgated under the

Securities Act effected through a broker, dealer or market maker at a time when the Company is a reporting company under the Securities Exchange Act of 1934 and has filed all reports required thereunder.

"Sale of the Company" means (i) any sale, transfer or issuance or series of sales, transfers and/or issuances of capital stock of the Company by the Company or any holders thereof (including without limitation, any merger, consolidation or other transaction or series of related transactions having the same effect) which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act), other than CHS or its Affiliates, owning capital stock of the Company possessing the voting power (under ordinary circumstances) to elect a majority of the Board, and (ii) any sale or transfer of all or substantially all of the assets of the Company and its subsidiaries in any transaction or series of transactions (other than sales in the ordinary course of business) to any Person or group of Persons (as the term "group" is used under the Securities Exchange Act), other than CHS or its Affiliates.

"Stockholders Agreement" shall mean that certain Stockholders Agreement, dated as of May 18, 2004, by and among the Company and certain investors as amended from time to time pursuant to its terms.

8. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

To the Company:

GEO Holdings Corp.
19103 Gundle Road
Houston, TX 77073
Facsimile: (281) 230-2504
Attention: Samir T. Badawi, Chief Executive Officer

with copies to:

Code Hennessy & Simmons LLC
10 South Wacker Drive, Suite 3175
Chicago, IL 60606
Facsimile: (312) 876-3854
Attention: Daniel J. Hennessy and Marcus J. George

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Facsimile: (312) 861-2200
Attention: Kevin R. Evanich, P.C.

To Executive:

Ernest C. English
8710 Wyndham Village Drive
Houston, Texas 77040

To CHS:

Code Hennessy & Simmons LLC
10 South Wacker Drive, Suite 3175
Chicago, Illinois 60606
Facsimile: (312) 876-3854
Attention: Daniel J. Hennessy and Marcus J. George

with a copy to:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Facsimile: (312) 861-2200
Attention: Kevin R. Evanich, P.C.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

9. General Provisions.

(a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such stock for any purpose.

(b) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed,

construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, CHS and their respective successors and assigns (including subsequent holders of Executive Securities); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Securities hereunder.

(f) Choice of Law. The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

(g) Remedies. Each of the parties to this Agreement and CHS shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Executive and CHS.

(i) Third-Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by CHS as provided herein.

* * * *

IN WITNESS WHEREOF, the parties hereto have executed this Executive Securities Agreement as of the date first written above.

GEO HOLDINGS CORP.

By: [signature]
Name: Daniel J. Hennessy
Title: President

____
Ernest C. English

Agreed and Accepted:

CODE HENNESSY & SIMMONS IV LP

By: CHS Management IV LP
Title: General Partner

By: Code Hennessy & Simmons LLC
Title: General Partner

By: [signature]
Name: Daniel J. Hennessy
Title: Partner

IN WITNESS WHEREOF, the parties hereto have executed this Executive Securities Agreement as of the date first written above.

GEO HOLDINGS CORP.

By: ____________________
Name: ____________________
Title: ____________________

____
Ernest C. English

Agreed and Accepted:

CODE HENNESSY & SIMMONS IV LP

By: CHS Management IV LP
Title: General Partner

By: Code Hennessy & Simmons LLC
Title: General Partner

By: ____________________
Name: ____________________
Title: ____________________

CONSENT

The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Executive Securities Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Company capital stock under certain circumstances and imposes other restrictions on the transfer of such Company capital stock. I agree that my spouse's interest in the Company capital stock is subject to this Agreement and any interest I may have in such Company capital stock shall be irrevocably bound by this Agreement and further that the my community property interest, if any, shall be similarly bound by this Agreement.

I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.

By: LaJean English

Name: LaJean English

WITNESS:

By: [signature]

Name: CELIA L. SANCHEZ

EXHIBIT A

GEO HOLDINGS CORP.

2004 STOCK OPTION PLAN

ASSIGNMENT OF OPTIONS

FOR VALUE RECEIVED, Ernest C. English ("Optionee") does hereby sell, assign and transfer unto Gundle/SLT Environmental, Inc., a Delaware corporation ("GSE"), options exercisable for 45,000 shares of common stock of GSE (the "Options") and does hereby irrevocably constitute and appoint __________________ as the undersigned's attorney-in-fact to transfer the Options on the books of the Company with full power of substitution in the premises.

____
Ernest C. English

Date: May 13, 2004